                                                                 EXHIBIT a(1)(b)



                                 AMENDMENT NO. 1
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                 AIM FUNDS GROUP

                  This Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group (this "Amendment") amends, effective as of July 1, 2002, the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group (the "Trust") dated as of May 15, 2002 (the "Agreement").

                  Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

                  NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A

                                 AIM FUNDS GROUP
                         PORTFOLIOS AND CLASSES THEREOF


PORTFOLIO                                                    CLASSES OF EACH PORTFOLIO
---------                                                    -------------------------
AIM Balanced Fund                                            Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares

AIM Basic Balanced Fund                                      Class A Shares
                                                             Class B Shares
                                                             Class C Shares

AIM European Small Company Fund                              Class A Shares
                                                             Class B Shares
                                                             Class C Shares

AIM Global Utilities Fund                                    Class A Shares
                                                             Class B Shares
                                                             Class C Shares

AIM International Emerging Growth Fund                       Class A Shares
                                                             Class B Shares
                                                             Class C Shares

PORTFOLIO                                                    CLASSES OF EACH PORTFOLIO
---------                                                    -------------------------
AIM Mid Cap Basic Value Fund                                 Class A Shares
                                                             Class B Shares
                                                             Class C Shares

AIM New Technology Fund                                      Class A Shares
                                                             Class B Shares
                                                             Class C Shares

AIM Select Equity Fund                                       Class A Shares
                                                             Class B Shares
                                                             Class C Shares

AIM Small Cap Equity Fund                                    Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares

AIM Premier Equity Fund                                      Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares

AIM Premier Equity II Fund                                   Class A Shares
                                                             Class B Shares
                                                             Class C Shares

AIM Worldwide Spectrum Fund                                  Class A Shares
                                                             Class B Shares
                                                             Class C Shares"


         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of May 15, 2002.


                               By:       /s/ ROBERT H. GRAHAM
                                        -------------------------------------
                                        Name:    Robert H. Graham
                                        Title:   President